Indebtedness - Debt Outstanding (Detail) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2014	Jan. 31, 2013
Debt Disclosure [Abstract]
Convertible Notes	$ 106,782
Credit agreement		95,000
Capitalized lease obligations	480	250
Less amounts representing interest	(16)	(13)
Notes payable	7,798	8,788
Total debt	115,044	104,025
Less current maturities of long-term debt	(7,926)	(8,883)
Total long-term debt	107,118	95,142
Total debt	$ 115,044	$ 104,025